EXHIBIT 10.319

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                           FIRST NAVAL MORTGAGE


                                  Made by

                          BTM Capital Corporation

                                In Favor of


      Chase Bank of Texas, National Association, as Indenture Trustee


                                    on

                            DEEPWATER NAUTILUS


                          Dated February __, 2000


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                       First Naval Mortgage
                       Mortgagor:   BTM Capital Corporation
                                    125 Summer Street
                                    Boston, MA 02110

                       Mortgagor's Interest in the Vessel:  100%
                       Mortgagee:   Chase Bank of Texas, National Association
                                    1150 Chase Tower
                                    600 Travis Street
                                    Houston, TX 77002

Amount of Mortgage: $250,000,000.00
Maturity Date: May 1, 2005

      THIS FIRST NAVAL MORTGAGE dated the __ day of February, 2000 (as amended, supplemented or otherwise modified from time to time, the "Mortgage") is made and given by BTM Capital Corporation, a Delaware corporation (the "Mortgagor"), whose domicile is set forth above, to Chase Bank of Texas, National Association, as Indenture Trustee (as such term is hereinafter defined), whose domicile is set forth above (hereinafter referred to, together with its successors and assigns, as the "Mortgagee").

                                 RECITALS

      A. Mortgagor is the sole owner of the whole of the vessel DEEPWATER NAUTILUS, duly documented in the name of the Mortgagor under the laws and flag of the Republic of Panama with Provisional Patente No. 28687-PEXT, Radio Call Letters HP9953, of 29,051 gross tonnage, 8,715 net tonnage, and
120.7 meters in length, 78.0 meters in width and 41.5 meters in depth  (the
"Rig").

      B. RBF Exploration Co, a Nevada corporation ("RBF") and Mortgagee have entered into that certain Trust Indenture and Security Agreement dated as of August 12, 1999 (as the same may be amended, supplemented, restated or otherwise modified from time to time including, without limitation, the Supplemental Indenture (as hereinafter defined), the "Trust Indenture"). RBF, Mortgagor and Mortgagee have entered into that certain Supplemental Indenture and Amendment of even date herewith (the "Supplemental Indenture"). Pursuant to the terms and conditions contained in the Trust Indenture, RBF entered into those certain Note Purchase Agreements dated as of August 12, 1999, as amended by those certain First Amendments to Note Purchase Agreements of even date herewith (as heretofore or hereafter amended, supplemented, restated or otherwise modified from time to time, the "Note Purchase Agreements"), wherein certain Note Holders (as such term is defined in the Trust Indenture) have agreed to make a term loan to RBF in the aggregate principal amount of $250,000,000.00, as evidenced by those certain Senior Secured Class A1 Notes in the original principal amount of $200,000,000 and those certain Senior Secured Class A2 Notes in the original principal amount of $50,000,000 (the promissory notes referred to above, as the same may be amended, supplemented, restated or otherwise modified from time to time, being herein collectively referred to as the "Notes" which are set forth as an Exhibit to this Mortgage as explained below). The Senior Secured Class A1 Notes are payable in installments of interest at a rate per annum (based on a 360 day year of twelve thirty-day months) of 7.31% on the unpaid principal balance thereof, and payments of principal in accordance with the provisions of an amortization schedule attached to each of such Notes. The Senior Secured Class A2 Notes are payable in installments of interest at a rate per annum (based on a 360 day year of twelve thirty-day months) of 9.41% on the unpaid principal balance thereof, and payments of principal at maturity. The Trust Indenture, the Supplemental Indenture, the Note Purchase Agreements, the Notes and certain of the Project Documents, being the Construction Supervisory Agreement, the Performance Bond, the Performance Guarantee, the Parent Indemnity, the Operations and Maintenance Agreement, are attached hereto as Exhibits A, B, C, D, E, F, G, H, and I respectively, and made a part of this Mortgage as express mortgage provisions.

      C. Mortgagor, pursuant to the terms of the Supplemental Indenture, assumed certain obligations of RBF (including, without limitation, payment of the Notes) and now owns the Vessel (as hereinafter defined). Mortgagee has requested pursuant to the terms of the Trust Indenture that Mortgagor execute and deliver this Mortgage, and Mortgagor has agreed to (i) enter into this Mortgage on the Vessel and (ii) preliminarily record such Mortgage at the Public Registry Office of the Republic of Panama, and
(iii), within six months from the date of such preliminary registration, permanently register the title to the Vessel in the name of the Mortgagor in the Public Registry Office of the Republic of Panama.

      D. Now, therefore, in consideration of the premises and of other valuable consideration, receipt of which is hereby acknowledged, Mortgagor hereby agrees as follows:

                                 ARTICLE I

                      GRANTING CLAUSE AND DEFINITIONS

     Section 1.1 Granting Clause. To secure the full and timely payment of and the full and timely performance and discharge of the Obligations (as hereinafter defined), Mortgagor hereby mortgages and executes and constitutes a First Naval Mortgage in accordance with the provisions of Chapter V Title IV of Book Second of the Code of Commerce and other pertinent legislation of the Republic of Panama in favor of Mortgagee, its successors and assigns, upon the whole of the Rig, together with its boilers, engines, machinery, masts, spars, sails, riggings, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment, spare parts, capstans, outfit, tanks and tank batteries, fixtures, valves, fittings, draw works, machinery and parts, meters, apparatus, equipment, appliances, tools, implements, cables, wires, derricks, towers, casing, tubing and rods, and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, whether or not on board the Rig, and all additions, improvements, renewals and replacements hereafter made in or to the Rig or any part thereof, or in or to any said appurtenances, to the extent Mortgagor has an ownership interest therein (collectively, the "Vessel").

     TO HAVE AND TO HOLD all and singular the above mortgaged and described property unto Mortgagee, its successors and assigns, forever upon the terms herein set forth;

     PROVIDED, HOWEVER, and these presents are on the condition that if the Obligations are paid and performed in accordance with the terms thereof and this Mortgage, then these presents and the estates and rights hereunder shall cease, terminate and be void, otherwise to be and remain in full force and effect.

     Section 1.2 Definitions. As used in this Mortgage, the terms "Note Holder", "Mortgage", "Mortgagor", "Mortgagee", "Note Purchase Agreements", "Notes", "Rig", "Trust Indenture", "Supplemental Indenture" and "Vessel"
shall have the meanings assigned to them in the preamble and recitals hereto. Any capitalized term used in this Mortgage and not defined herein shall have the meaning assigned to such term in the Trust Indenture. As used herein, the following terms shall have the following meanings:

      "Dollars" or "$" means the lawful currency of the United States of America.

     "Event of Loss" shall mean any one of the following events: (i) actual total loss or destruction of the Vessel or any accident, occurrence or event resulting in a constructive total loss or an agreed or compromised total loss of the Vessel; or (ii) substantial damage to the Vessel, the repair of which is uneconomical as determined in good faith by the Mortgagor, including, but not limited to, any event pursuant to which insurance proceeds are available which are not applied to repair the Vessel or any other event resulting for any reason whatsoever in the Vessel being permanently rendered unfit for normal use; or (iii) the condemnation, confiscation, requisition, seizure, detention, forfeiture, purchase or other taking of title to or use of the Vessel.

      "Event  of  Default" shall have the meaning set forth in Section  3.1 hereof.

      "Master's  Wages"  shall have the meaning set forth  in  Section  2.6 hereof.

      "Obligations" shall mean (i) the payment when due of all indebtedness evidenced by the Notes in the aggregate principal sum of $250,000,000.00, interest (including post-petition interest) as set forth in the Notes and the Trust Indenture, and premiums (including, without limitation, Make-Whole Amounts), penalties and late charges thereon, (ii) all other indebtedness and other sums (including, without limitation, Yield Protection Amount, Special Yield Protection Amount, Breakage, all expenses, attorneys' fees, other fees, indemnifications, reimbursements, damages, other monetary liabilities, and other charges) that may and shall become due hereunder or under the Notes, the Trust Indenture or the other Project Documents, (iii) the performance of the covenants contained herein or in any other Project Document and (iv) any and all renewals, modifications, amendments, extensions for any period, supplements or restatements of any of the foregoing.

                                ARTICLE II

                 REPRESENTATIONS, WARRANTIES AND COVENANTS

      In order to induce Mortgagee to accept this Mortgage as collateral security for the Obligations, Mortgagor represents and warrants to Mortgagee and, subject to the terms and provisions of Article 6 of the Supplemental Indenture, covenants and agrees with Mortgagee that:

       Section 2.1 Legal Existence; Citizenship and Authorization. Mortgagor is a corporation duly organized and validly existing under the laws of the state of Delaware. Mortgagor is duly authorized to mortgage the Vessel, and all action necessary and required by law for the execution and delivery of this Mortgage by Mortgagor has been duly and effectively taken by it, and this Mortgage has been duly authorized, executed and delivered by Mortgagor. All necessary consents and approvals of any Governmental Authority or any other entity to the entering into and performance of this Mortgage by Mortgagor have been duly obtained or given and the entering into and performance of this Mortgage does not and will not contravene the terms of or constitute a default under (with or without giving of notice or lapse of time or both) any material agreement, instrument or document to which Mortgagor is a party or by which it or its properties are bound or affected after giving effect to the use of the proceeds of the Notes.

      Section 2.2 Ownership of Vessel; Warranty and Defense of Title. Mortgagor is the sole owner of the whole of the Vessel and is lawfully possessed of the whole of the Vessel, free from any Lien whatsoever other than the Lien of this Mortgage, and the Liens permitted by Section 2.6 hereof, and Mortgagor will warrant and defend the title to and possession of the Vessel and every part thereof for the benefit of Mortgagee against the claims and demands of all other Persons whomsoever, subject to the Liens and other matters permitted by the Trust Indenture or this Mortgage.

     Section 2.3  Compliance with Laws.

           (a) Documentation. The Vessel is, and during the term of this Mortgage shall continue to be, duly and lawfully registered under the laws and flag of the Republic of Panama, and Mortgagor will comply with and satisfy all of the provisions of the laws of the Republic of Panama in order that the Vessel shall continue to be documented pursuant to the laws of the Republic of Panama as a vessel of the Republic of Panama under the Republic of Panama Flag.

           (b) Laws, Treaties and Conventions. The Vessel shall, and Mortgagor covenants that it will in the operation of the Vessel, at all times comply in all material respects with all applicable laws, treaties and conventions and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith, except when (i) the use or title of the Vessel has been taken, requisitioned or chartered by any Governmental Authority, (ii) there has been an Event of Loss, or (iii) there has been any other partial loss or damage with respect to the Vessel and Mortgagor shall be in compliance with its obligations under Sections 5.2(b) and 8.3(e) of the Trust Indenture.

      Section 2.4  Operation of Vessel.  Mortgagor will not (except  during any period when the use or title to the Vessel has been taken, requisitioned or chartered by any Governmental Authority) cause or permit the Vessel to be operated in any manner contrary to applicable law or regulation of the Republic of Panama or the United States of America, will not abandon the Vessel in any non-United States port (unless an Event of Loss has occurred as to the Vessel or the safety or welfare of the Mortgagor's employees on the Vessel is endangered), will not engage in any unlawful trade, violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture or capture and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the Vessel under the existing laws and regulations of the Republic of Panama. Without limiting the generality of the foregoing, the Mortgagor shall not, except as permitted by applicable laws or regulations, charter the Vessel to, or permit the Vessel to serve under any contract with, a person included within the definition of (i) "national" of a "designated foreign country," or "specially designated national" of a "designated foreign county," in the Foreign Assets Control Regulations or the Cuban Assets Control Regulations of the United States Treasury
Department,  31  C.F.R.  Parts  500 and  515,  in  each  case  as  amended,
(ii) "Government of Libya," "entity of the Government of Libya" or "Libyan entity" in the Libyan Sanctions Regulations of the United States Treasury Department, 31 C.F.R. Part 550, as amended, or (iii) "Government of Iraq," "entity of the Government of Iraq" or "Iraqi Government entity" in the Iraqi Sanctions Regulations, 31 C.F.R. Part 575, as amended, all within the meaning of said Regulations or of any regulations, interpretations or rulings issued thereunder, or engage in any transaction that violates any provision of said Regulations or that violates any provision of the Iranian Transactions Regulations, 31 C.F.R. Part 560, as amended, the Transaction Control Regulations, 31 C.F.R. Part 505, as amended, the Foreign Assets
Control Regulations, 31 C.F.R. Part 500, as amended, or Executive Orders 12810 and 12831, or call at a Cuban port to load or discharge cargo or to effect repairs on the Vessel. Furthermore, the Mortgagor shall keep the Vessel at all times in United States territorial waters in the Gulf of Mexico or in the Gulf of Mexico on or above the outer Continental Shelf of the United States; provided, however, if SDDI requires the Drilling Rig to change location pursuant to the SDDI Contract, the Drilling Rig may be moved to such location as SDDI so requires subject to compliance with
Section 8.11 of the Trust Indenture.

      Section  2.5   Claims,  Taxes, Fees. etc.   Mortgagor  will  pay  and
discharge or cause to be paid and discharged prior to delinquency, all claims against, and fees, taxes, assessments, governmental charges, fines and penalties imposed on, the Vessel, its cargoes or any income therefrom; provided, that nothing in this Section 2.5 shall require Mortgagor to pay any such claim, fee, tax, assessment, governmental charge, fine or penalty so long as the validity thereof shall be contested by it in good faith and by appropriate proceedings, and, provided, further, that such contest shall not subject the Vessel, or any part thereof, to arrest, attachment, forfeiture or loss or subject the Mortgagee or any Note Holder to the risk of any civil or criminal liability.

     Section 2.6 Liens. Neither Mortgagor, any charterer or subcharterer, the master of the Vessel nor any other Person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Vessel, and Mortgagor shall not permit to exist on the Vessel any Lien whatsoever other than the Lien of this Mortgage and the following:

           (i) Liens for wages of the crew (including wages of a master to the extent provided by law, "Master's Wages"), general average and salvage (including contract salvage) for the previous voyage which shall not have been due and payable for sixty (60) days after termination of employment or which shall then be contested by Mortgagor in good faith and by appropriate proceedings; provided that such contest shall not subject the Vessel to arrest, attachment, forfeiture or loss or subject the Mortgagee or any Note Holder to the risk of any civil or criminal liability;

           (ii) Liens for wages of the crew (including Master's Wages) and salvage (including contract salvage) which are either unclaimed or covered by insurance;

           (iii) Liens incident to current operations of Mortgagor in the ordinary course of business (except for wages of the crew including Master's Wages and salvage) or liens covered by insurance and any deductible applicable thereto;

           (iv) Liens for repairs the payment for which is either not overdue or is being contested by Mortgagor in good faith and by appropriate proceedings; provided that such contest shall not subject the Vessel to arrest, attachment, forfeiture or loss or subject the Mortgagee or any Note Holder to risk of any civil or criminal liability;

           (v) Liens arising by reason of an actual or constructive total loss or an agreed or compromised total loss of the Vessel; and

          (vi)   other Liens expressly permitted by the Trust Indenture;

provided that the Liens stated to be permitted by the foregoing subparagraphs (i) through (iv) shall, unless they constitute a Lien for damage arising out of maritime tort, for wages of a stevedore when employed directly by Mortgagor, charterer, master, ship's husband, or agent, for wages of the crew (including Master's Wages), for general average, or for salvage (including contract salvage), be permitted only to the extent such Liens are either accrued but not yet due or are subordinate to the Lien of this Mortgage. Nothing contained in this Section 2.6 constitutes a waiver by Mortgagee of Mortgagee's preferred status. If any such Lien is placed on the Vessel which is not subordinate to the Lien of this Mortgage, Mortgagor will promptly after becoming aware of such Lien notify Mortgagee.

     Section 2.7 Notice of Mortgage. Mortgagor will at all times carry on board the Vessel (with the ship's papers) a certified copy of this Mortgage and any amendments and supplements hereto and any assignments hereof, and will exhibit or cause to be exhibited the same to any Person having business with the Vessel which might give rise to a Lien upon the Vessel or to the sale, conveyance, mortgage or lease thereof and, on demand, to any representative of Mortgagee. Mortgagor will also place and keep prominently displayed on the Vessel a framed printed notice in plain type of such size that the paragraph of reading matter shall cover a space of not less than six inches wide by nine inches high (or such other dimensions as may be required by law) reading as follows:

                            "NOTICE OF MORTGAGE

     This Vessel is owned by BTM Capital Corporation and is subject to a First Naval Mortgage in favor of Chase Bank of Texas, National Association, as Indenture Trustee, as Mortgagee, a certified copy of which Mortgage is kept with this Vessel's papers. Under the terms of said Mortgage, neither the owner, any charterer or subcharterer, the master of this Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed upon this Vessel any lien whatsoever other than the lien of said Mortgage, liens for wages, general average or salvage, and certain other liens permitted by the provisions of said Mortgage."

      Section 2.8 Libel or Attachment. If any legal action is filed against the Vessel or if the Vessel shall be attached, arrested, levied upon or taken into custody by virtue of any proceeding in any court or tribunal, Mortgagor will promptly notify Mortgagee thereof by telegram, cable or facsimile, confirmed by letter addressed to Mortgagee, and within thirty (30) days after any such action (other than (i) an action involving claims less than $1,000,000 or (ii) an action involving claims equal to or in excess of $1,000,000 and where the Mortgagee has not received a reservation of rights notice, or similar communication from its insurer contesting or denying coverage), levy, attachment, arrest, or taking into custody, Mortgagor will cause the Vessel to be released and will promptly notify Mortgagee of such release in the manner aforesaid. In the event that the Vessel shall not be released within thirty (30) days after such action, levy, attachment, arrest or action to take the Vessel into custody, Mortgagor does hereby authorize and empower Mortgagee, in the name of Mortgagor, or its successor or assigns, to apply for and receive possession of and to take possession of the Vessel with all the rights and powers that Mortgagor, or its successors or assigns, might have, possess or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by Mortgagee hereinabove named but also by any one such appointee or the appointees of Mortgagee, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

      Section 2.9 Maintenance of Vessel. Except as to such period as (i) the use or title of the Vessel has been taken, requisitioned or chartered by a Governmental Authority, (ii) there has been actual or constructive total loss or an agreed or compromised total loss of the Vessel, or (iii) there has been any other partial loss or damage with respect to the Vessel and Mortgagor shall be in compliance with its obligations under Sections 5.2(b) and 8.3(e) of the Trust Indenture, Mortgagor will, at all times and without cost or expense to Mortgagee, maintain and preserve, or cause to be maintained and preserved, the Vessel in good running order and repair, so that the Vessel shall be tight, staunch, strong and well and sufficiently tackled, appareled, furnished, seaworthy, equipped and in every respect in first class order and operating condition and in full compliance with and able to perform all operations under the SDDI Contract; and otherwise in compliance with the provisions of the Trust Indenture.

     Section 2.10 Inspection. Weather permitting, and subject to approval (if any) by applicable Governmental Authority and SDDI pursuant to any rights of SDDI under the SDDI Contract, Mortgagor will permit Mortgagee, any Note Holder or its representative to visit and inspect the Vessel, under the Mortgagor's guidance, to examine all of its books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, employees, and independent public accountants (and by this provision the Mortgagor authorizes said accountants to discuss with Mortgagee or any Note Holder the finances and affairs of the Mortgagor) all at such reasonable time, upon reasonable notice and as often as may be reasonably requested; provided that the Mortgagor shall not be required to pay or reimburse any Note Holder for expenses which such Note Holder may incur in connection with any such visitation or inspection, except that if such visitation or inspection is made during any period when an Indenture Default or an Indenture Event of Default shall have occurred and be continuing, the Mortgagor agrees to reimburse such Note Holder for all such reasonable expenses promptly upon demand.

      Section 2.11 Sale or Other Disposition of Vessel. Except as expressly allowed in the Trust Indenture, Mortgagor will not sell, mortgage, lease, charter, transfer or in any other way dispose of all or any part of the Vessel without the prior written consent of Mortgagee.

      Section 2.12 Notice. Mortgagor shall promptly notify the Mortgagee forthwith by facsimile thereafter confirmed by letter of:

          (a) any casualty event in excess of $1,000,000 with respect to the Vessel; and

      (b) any occurrence in respect of the Vessel that is or is likely, by the passing of time or otherwise, to become an Event of Loss; and

     (c) any material requirement or recommendation made by any insurer or classification society or by any competent authority which is not complied with within a reasonable time; and

      (d) any arrest, governmental detention, or attachment of the Vessel or the assertion or purported assertion of any lien against the Vessel; and

     (e) any intended dry docking of the Vessel, as to which the Mortgagor shall give the Mortgagee 30 days' prior notice, provided, that in the event of any emergency dry docking of the Vessel, the Mortgagor shall promptly notify the Mortgagee; and

     (f)  any intended deactivation or lay-up of the Vessel.

     Section 2.13  Insurance.

           (a) All Risk Property Insurance. Mortgagor shall, at its own expense, keep the Vessel insured, in lawful money of the United States, against all such risks (including without limitation, hull and machinery/increased value, protection and indemnity risk, pollution liability, war risks (when available) and, when laid up, port risk insurance, as well as such excess policies over and above protection and indemnity and general liability coverage which shall represent collective limits of not less than $400,000,000), in such form and with such insurance companies or underwriters as required under Section 2.13(f) as shall be at least as protective as insurance maintained by prudent owners of vessels and equipment similar to the Vessel, engaged in international contract offshore oil and gas operations, and in any event all as reasonably acceptable to Mortgagee and, so long as the Performance Bond is outstanding or amounts are due to the Surety as a result of payments made by it thereunder, the Surety and in compliance with the SDDI Contract. Without limiting the generality of the foregoing, with respect to hull and machinery/increased value insurance, including war risk (when available), the Mortgagor shall insure the Vessel for an amount which is at least equal to the actual value of the Vessel, but in no event less than $275,000,000. Such insurance shall cover marine and war risk perils, on hull and machinery, with per occurrence deductibles not in excess of $1,000,000 and shall be maintained in the broadest forms reasonably available in the American and British insurance markets. The Mortgagor shall maintain protection and indemnity (or its equivalent) insurance, including war risk protection and indemnity (or its equivalent) coverage and coverage against pollution liability in an amount not less than $400,000,000 (or such greater amount as may be required from time to time under Oil Pollution Act of 1990 or other environmental laws). All of the foregoing insurance shall have a per occurrence deductible not to exceed $1,000,000 and be placed through such underwriters or associations reasonably acceptable to the Mortgagee. The Vessel shall not operate in or proceed into any area then excluded by trading warranties under its marine or war risk policies (including protection indemnity or its equivalent) without satisfying the conditions of the relevant policies, evidence of which shall be furnished to the Mortgagee and, so long as the Performance Bond is outstanding or amounts are due to the Surety as a result of payments made by it thereunder, the Surety.

           (b) Liability; Workers' Compensation. Mortgagor shall maintain at all times such worker's compensation, employer's liability, and longshoreman and harbor worker's insurance as shall be required by applicable law. Such policies shall provide that any loss under such insurance may be paid directly to the entity to whom any liability covered by such policies has been incurred.

           (c) Payment Provisions. All payments made under policies of insurance maintained under this Section shall be applied as set forth in
Section 5.2 of the Trust Indenture.

           (d) Constructive Total Loss. In the case of an Event of Loss that is a constructive total loss of the Vessel, Mortgagee shall have the right (but only with prior written consent of Mortgagor unless an Indenture Event of Default has occurred and is continuing) to join in Mortgagor's claim for a constructive total loss of the Vessel, and if both (i) such claims are accepted by all underwriters under all policies then in force as to the Vessel and (ii) payment in full is made in cash under such policies to Mortgagee in an amount at least equal to the then outstanding amount of the Obligations, then Mortgagee shall have the right to abandon the Vessel to the underwriters under such policies, free from the Lien of this Mortgage.

           (e)   Agreed Total Loss.  Mortgagee shall not have the right  to
enter  into  an  agreement  or  compromise  providing  for  an  agreed   or
compromised total loss of the Vessel without the prior written consent of Mortgagor unless an Indenture Event of Default has occurred and is continuing. If Mortgagor shall have given its prior consent thereto, or an Indenture Event of Default has occurred and is continuing, Mortgagee shall have the right in its discretion to enter into an agreement or compromise providing for an agreed or compromised total loss of the Vessel, provided the same is agreed to by underwriters under all applicable policies.

           (f) Insurers. All insurance required under this Section 2.13 shall be placed and kept with such insurance companies, Lloyd's Syndicates, underwriters' associations, protection and indemnity clubs or underwriting funds as are reputable, generally recognized within the industry, and (i) in the case of hull and machinery insurance, rated by either Standard & Poors Rating Services, a division of the McGraw Hill Companies, Inc. ("S&P"), Moody's Investors Services, Inc. ("Moody's) or Duff & Phelps Credit Rating Co. ("Duff") with at least the equivalent to an S&P rating of BBB (and with at least 75% of the companies, determined by dollar amount of policy coverage, rated by S&P, Duff or Moody's with at least the equivalent to an S&P rating of A) or, if not rated by S&P, Duff or Moody's then rated "excellent" or better by A.M. Best, and (ii) in the case of protection and indemnity risk insurance, rated by either S&P, Duff or Moody's with at least the equivalent to an S&P rating of BBB.

          (g) Taking by Governmental Authority. During the continuance of a taking, requisition or charter of the use of the Vessel by any Governmental Authority, the provisions of this Section 2.13 shall be deemed to have been complied with in all respects as to the Vessel if (A) in the case of a taking, requisition or charter of the use of the Vessel by any Governmental Authority (other than as set forth in (B) below) an indemnity is provided that is acceptable to the Required Holders in their sole discretion from a Person that is acceptable to the Required Holders in their sole discretion, or (B) in the case of a taking, requisition or charter of the use of the Vessel by any United States Governmental Authority, such Governmental Authority shall have agreed (i) to reimburse Mortgagee and Mortgagor for loss or damage resulting from the risks indicated in paragraphs (a) and (b) of this Section 2.13, or (ii) that Mortgagee and Mortgagor shall be entitled to just compensation therefor. In the event of any taking, requisition, charter or loss of the Vessel contemplated by this paragraph (g), Mortgagor shall promptly furnish to Mortgagee a sworn certificate of an officer of Mortgagor stating that such taking, requisition, charter or loss has occurred and, if there shall have been a taking, requisition or charter of the Vessel, that the Governmental Authority has agreed (i) to reimburse Mortgagor for loss or damage resulting from the risks indicated in the above-mentioned paragraphs (a) and (b) or provided an indemnity acceptable to the Required Holders in their sole discretion, or (ii) that Mortgagor or Mortgagee, as the case may be, is entitled to just compensation therefor.

      (h)   Mortgage Provisions.  All insurance required under this Section
2.13 shall be taken out in the name of Mortgagor or on its behalf by an Affiliate of Mortgagor. Mortgagee and each Note Holder and the Sureties shall be named as an additional insureds under all liability policies (other than workers' compensation and similar insurance), and the Mortgagee and, so long as the Performance Bond is outstanding or amounts are due to the Surety as a result of payments made by it thereunder, the Surety, shall be named as the loss payees, as their interests may appear, under all physical damage policies with respect to the Vessel for any loss in excess of $5,000,000 or, after the occurrence and during the continuation of any Event of Default, any loss. All policies for such insurance shall also provide that (i) there shall be no recourse against Mortgagee (or its assignee) or any Note Holder or any loss payee or additional insured for the payment of premiums or commissions, (ii) if such policies provide for the payment of club calls, assessments or advances, there shall be no recourse against Mortgagee (or its assignee) or any Note Holder or any loss payee or additional insured for the payment thereof. All policies shall provide that the insurers shall provide to Mortgagee (or its assignee) and each Note Holder and any loss payee and additional insured, as the case may be, 30 days prior notice of any material change in the coverage of such insurance as well as ten (10) days prior written notice of any cancellation of such insurance in the event of non-payment of premiums and seven (7) days prior written notice of any cancellation of such insurance for war risk.

           (i) Compliance. Mortgagor shall not do any act, nor permit any act to be done, whereby any insurance required by this Section 2.13 shall or may be suspended, impaired or defeated, or permit the Vessel to engage in any voyage, to engage in any activity or to carry any cargo not permitted under the policies of insurance then in effect without first procuring comparable insurance for such voyage, activity or the carriage of such cargo.

          (j) Policies. Mortgagor, upon execution of this Mortgage, shall deliver to Mortgagee certificates of insurance, evidencing the insurance maintained under this Section 2.13. Mortgagor, upon the request of Mortgagee, will promptly deliver to Mortgagee true copies of such policies.

           (k) Opinion and Certificates. On the date hereof, and on each anniversary and each material change in coverage, Mortgagor shall promptly furnish or cause to be furnished to Mortgagee and, so long as the
Performance Bond is outstanding or amounts are due to the Surety as a result of payments made by it thereunder, the Surety, a detailed certificate or opinion (signed by a reputable insurance broker) as to the insurance maintained by Mortgagor pursuant to this Section 2.13, specifying the respective policies of insurance covering the same and attaching certificates of confirmation evidencing the same and stating with regard to the insurance maintained by Mortgagor pursuant to this Section 2.13 the amounts, deductibles, and the risks against which such insurance is issued.

           (l) Obligation to Collect. Mortgagor shall, at no cost or expense to Mortgagee, have the duty and responsibility to make all proofs of loss and take any and all other steps necessary as a prudent owner or as reasonably directed by Mortgagee to effect collections from underwriters for any loss under any insurance on or in respect of the Vessel or the operation thereof.

      Section 2.14 Change of Flag, Location or Name. Mortgagor will not change or transfer the flag, location or the name of the Vessel except in strict compliance with Sections 8.11, 9.19 and 9.20 of the Trust Indenture.

      Section 2.15 Mortgage Covenant Regarding Payment and Performance of Obligations. Mortgagor hereby expressly agrees as an express mortgage covenant to pay and perform when due and performable all of the Obligations in accordance with their terms.

                                ARTICLE III

                     REMEDIES; APPLICATION OF PROCEEDS

      Section 3.1 Sale, Etc. If an Event of Default shall have occurred and be continuing, Mortgagee may, to the fullest extent permitted by and in accordance with applicable law:

     (a) exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by the laws of the Republic of Panama, and by the applicable laws of any other applicable jurisdiction;

      (b) bring suit at law, in equity or in admiralty or initiate and prosecute such other judicial, extrajudicial, or administrative proceedings as it may consider appropriate to recover any and all sums due, or declared due, in respect of the Obligations, with the right to enforce payment of said sums against any assets of Mortgagor, whether they are covered by this Mortgage or otherwise;

      (c) to the extent permitted by and in accordance with any applicable law, take possession of the Vessel, with or without legal proceedings, at any place where it may be found, and Mortgagor or any Person in possession of the Vessel, forthwith upon request by Mortgagee, as mortgage creditor, shall deliver possession to Mortgagee on demand of Mortgagee, and Mortgagee shall have the right, subject to applicable law, without being responsible for loss or damage to lay up, hold, charter, lease, operate or otherwise use the Vessel for such period and under such conditions as it may deem most expedient for its interest, accounting only for net profits, if any, arising from such use and charging against all receipts from such use or from the sale of the Vessel by court proceedings or pursuant to subsection
(d) below, all costs, expenses, charges, damages or losses by reason of such use; and if at any time Mortgagee shall avail itself of the right herein given to it to take the Vessel and shall take it, Mortgagee shall have the right to dock the Vessel at any dock, pier or other premises owned or leased by Mortgagor without charge, or at any other place at the cost and expense of Mortgagor;

      (d) to the extent permitted by and in accordance with any applicable law, sell the Vessel at public or private sale, by sealed bids or otherwise, on such terms and conditions as Mortgagee deems best, free of any claim, lien, commitment or encumbrance, regardless of the nature thereof, in favor of Mortgagor and, except as provided by law, any other Person, upon advance notice of ten (10) consecutive days published in any newspaper authorized to publish legal notices of that kind in the port of registry and the place of sale of the Vessel and by sending notice of such sale at least twenty (20) days prior to the date fixed for such sale, by telegraph, cable, telefax or telex, confirmed by mail, to Mortgagor and any other mortgagees of record. In the event that the Vessel shall be offered for sale by private sale, no newspaper publication of notice shall be required, nor notice of adjournment of sale. Sale may be held at such place and at such time as Mortgagee by notice may have specified, or may be adjourned by Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication Mortgagee may make any such sale at the time and place to which the same shall be so adjourned; and any sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as Mortgagee may deem to be for its best advantage, and Mortgagee may become the purchaser at any public sale, and shall have the right to credit on the purchase price any and all sums of money due
hereunder  or  under  any  other Project Document.   Without  limiting  the
generality of the foregoing, Mortgagee shall be entitled to exercise all the rights and remedies available to it under Articles 1527 and 1527-A of the Code of Commerce of the Republic of Panama;

      (e) manage, insure, maintain and repair the Vessel and charter, employ, sail or lay up the Vessel in such manner, upon such terms and for such period as the Mortgagee deems reasonably expedient (and in such case Mortgagor and Mortgagee agree that an annual accounting will be sufficient to discharge any reporting requirements relating to such management); and for the purposes aforesaid the Mortgagee shall be entitled to do all acts and things reasonably incidental or conducive thereto and in particular to enter into such arrangements respecting such Vessel, and the insurance, management, maintenance, repair, classification, chartering and employment of such Vessel, in all respects as if the Mortgagee were the owner of such Vessel and, to the extent permitted by and in accordance with any applicable law, without being responsible for any loss thereby incurred;

      (f) recover from the Mortgagor on demand any liabilities, losses and reasonable expenses as may be incurred by the Mortgagee in or about the exercise of the power vested in the Mortgagee hereunder;

      (g) generally, recover from the Mortgagor on demand any liabilities, losses and reasonable expenses incurred by the Mortgagee in or about or incidental to the exercise by it of any of the powers aforesaid;

      (h) not be required to have the Vessel marshaled (upon any sale of the Vessel) or be required to realize on any other collateral prior to its realization on the Vessel; and

     (i) exercise any other rights it may have under applicable law or any other Project Document.

     As used in this Mortgage, "Event of Default" shall mean the occurrence of an Indenture Event of Default under the Trust Indenture.

     Section 3.2 Finality of Sale. A sale of the Vessel made in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of Mortgagor therein and thereto, and shall bar Mortgagor, its successors and assigns, and all Persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given or whether any default has occurred, or as to the propriety of the sale, or as to application of the proceeds thereof.

      Section 3.3 Powers and Rights of Mortgagee Upon Notice of Default. During the occurrence and continuance of an Event of Default, Mortgagee shall have the following powers and rights:

           (a) Sale. Mortgagor does hereby irrevocably appoint Mortgagee and its successors and assigns the true and lawful attorney of Mortgagor, in its name and stead, for the purpose of Sections 3.1 and 3.2, to make all necessary transfers of the Vessel, and for that purpose Mortgagee shall execute all necessary instruments of assignment and transfer (including bills of sale), Mortgagor hereby ratifying and confirming all that its said attorney shall lawfully do by virtue hereof. Nevertheless, Mortgagor shall, if so requested by Mortgagee, ratify and confirm any sale of the Vessel by executing and delivering to the purchaser thereof such proper bills of sale, conveyances, instruments of transfer and releases as may be designated in such request.

          (b)  Revenues and proceeds of Vessel; Prior Liens.

                  (i) Mortgagee is hereby irrevocably appointed attorney-in-fact of Mortgagor, with the power, among other things, so long as an Event of Default has occurred and is continuing, in the name of Mortgagor to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freights, hire, earnings, issues, revenues, income and profits of the Vessel, and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any Person whomsoever, and to make, give and execute in the name of Mortgagor acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of Mortgagor all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing, Mortgagor hereby confirming and ratifying the same.

                (ii) So long as an Event of Default has occurred and is continuing, Mortgagee is hereby irrevocably authorized to pay or furnish indemnity in the proper amounts against any Liens which have or may (in the reasonable opinion of Mortgagee) have priority over the Lien of this Mortgage and which are not permitted under this Mortgage or the Trust Indenture.

           (c) Additional Rights. Mortgagor covenants and agrees that in addition to any and all other rights, powers and remedies elsewhere in this Mortgage granted to and conferred upon Mortgagee, Mortgagee in any suit to enforce any of its rights, powers or remedies shall be entitled as a matter of right and not as a matter of discretion (i) to seek the appointment of a receiver or receivers of the Vessel and any receiver or receivers so appointed shall have full right and power to use and operate the Vessel as shall be ordered by any court having jurisdiction, (ii) to a decree ordering and directing the sale and disposal of the Vessel, and Mortgagee may become the purchaser at such sale and shall have the right to credit against the purchase price any and all sums of money due hereunder, and
(iii) to have full rights and remedies at law and in equity including, without limitation, specific performance of the covenants hereof including, without limitation, the following paragraph of this Section 3.3(c).

      Mortgagor further covenants and agrees that if (i) an Indenture Event of Default under Section 7.1(a), (d), (e), (f), (h), (j), (m), (n) or (q) of the Trust Indenture has occurred and is continuing or (ii) any other Indenture Event of Default has occurred and is continuing which has resulted in acceleration of the maturity of the Notes, then Mortgagor shall, upon the request of Mortgagee and at the direction of the Required Holders, immediately move the Vessel to such United States port or other location within the territorial waters of the United States subject to the in rem admiralty jurisdiction of the United States federal courts as Mortgagee may designate in its sole and absolute discretion.

           (d) Notice to Mortgagor. Mortgagee shall notify Mortgagor promptly after taking any action permitted by this Section 3.3.

      Section 3.4 Restoration of Position. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned by Mortgagee for any reason or shall have been determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall, subject to any determination in such proceeding (and subject to the application of applicable laws), be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of Mortgagee shall, subject to any determination in such proceeding, continue as if no such proceedings had been taken.

      Section 3.5 Application of Proceeds. The proceeds of any sale and net earnings derived from the operation, use, charter, or any other employment of the Vessel by Mortgagee, as mortgage creditor, and within any of the powers and authority above given, as well as the proceeds of any judgment which Mortgagee may obtain by reason of the breach or failure to perform any of the terms of this Mortgage, as well as the proceeds of any claim for damage received by Mortgagee while exercising the powers and the authorities above given shall be applied as follows:

           (i) to the payment of all charges and expenses, including the costs of any public or private sale or sales, the cost of replevying or taking possession of the Vessel which may be incurred or paid out by Mortgagee, as mortgage creditor, and the expenses and reasonable administration and external attorneys' fees incurred by Mortgagee on foreclosure or in the protection of the rights and interests of Mortgagee founded upon this Mortgage;

          (ii) to pay or to furnish indemnity in the proper amounts against any Liens which have or may (in the reasonable opinion of Mortgagee) have priority over the Lien of this Mortgage and which are not Liens permitted under this Mortgage; and

          (iii) to deliver to the Mortgagee for application as provided in the Trust Indenture.

      Section 3.6 Waiver. (a) To the extent now or at any time hereafter enforceable under applicable law, the Mortgagor covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Vessel or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction, nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Mortgagee, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

          (b) The Mortgagor waives any right to require the Mortgagee, the Sureties or the Note Holders to proceed against any other Person, or to exhaust any other Collateral or other security for the obligations secured hereby, or to have any other Person joined with the Mortgagor in any suit arising out of the Obligations or the other Project Documents, or to pursue any other remedy in the Mortgagee's, the Sureties' or the Note Holders' power. The Mortgagor further waives any and all notice of acceptance of this Mortgage by any other Person directly or indirectly liable for such obligations from time to time. The Mortgagor further waives any defense arising by reason of any disability or other defense of any other Person or by reason of the cessation from any cause whatsoever of the liability of any other Person liable for the Obligations secured hereby. Until all of such Obligations shall have been paid in full, the Mortgagor shall have no right to subrogation and the Mortgagor waives the right to enforce any remedy which the Mortgagee, the Sureties or the Note Holders have or may hereafter have against any other Person liable for such obligations, and the Mortgagor waives any benefit of any right to participate in any security whatsoever now or hereafter held by the Mortgagee, the Sureties or the Note Holders. The Mortgagor authorizes the Mortgagee, the Sureties (when and if they are an assignee of this Mortgage as provided in the Performance Bond) and the Note Holders, without notice or demand and without any reservation of rights against the Mortgagor and without affecting the Mortgagor's liability hereunder or on the obligations secured hereby, from time to time to (a) take or hold any Property other than the Collateral from any other Person as security for such obligations, and exchange, enforce, waive and release any or all of such Property, (b) apply such Property and direct the order or manner of sale thereof as the Mortgagee, the Sureties (when and if they are an assignee of this Mortgage as provided in the Performance Bond) and the Note Holders may in their discretion determine, and (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any other Person in respect of the Obligations secured hereby or other security for such Obligations.

                                ARTICLE IV

                        GENERAL POWERS OF MORTGAGEE

     Section 4.1  General Powers of Mortgagee.

          (a) Arrest or Detention of Vessel. In the event that the Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity or admiralty jurisdiction in any country or nation of the world or by any government or other entity and shall not be released from arrest or detention within thirty (30) days from the date of arrest or detention, Mortgagor does hereby authorize and empower Mortgagee, in the name of Mortgagor, or its successors or assigns, to apply for and receive possession of and to take possession of the Vessel with all the rights and powers that Mortgagor, or its successors or assigns, might have, possess or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by Mortgagee but also by its appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as the attorney above named by express designation.

           (b) Suits. Mortgagor also authorizes and empowers Mortgagee or its appointees or any of them to appear in the name of Mortgagor, its successors or assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged Lien against the Vessel from which the Vessel has not been released in accordance with the terms of this Mortgage and to take such proceedings as to it may seem proper towards the defense of such suit and the discharge of such Lien.

           (c) Reimbursement of Expenses. If Mortgagor fails to perform any obligation or covenant under this Mortgage, Mortgagee shall have the right, but not the obligation, to perform or take such actions to comply with the terms of this Mortgage, and all amounts reasonably expended in connection with such conduct shall be a demand obligation of Mortgagor owing to Mortgagee at the Default Rate specified in the Trust Indenture and shall be secured by the Lien of this Mortgage.

                                 ARTICLE V

                             SUNDRY PROVISIONS

      Section 5.1 Release. If the Obligations shall have been fully and finally satisfied and discharged to the satisfaction of the Trustee then this Mortgage and the estate and rights hereunder shall cease, determine, and become null and void; and Mortgagee, on the request of Mortgagor and at Mortgagor's cost and expense, shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon its and other appropriate records and shall execute and deliver to Mortgagor such instruments as may be necessary in Mortgagor's reasonable opinion to duly acknowledge the satisfaction and discharge of this Mortgage. Upon any termination of this Mortgage or release of the Vessel as permitted by the Trust Indenture, Mortgagee will, at the expense of Mortgagor, execute and deliver to Mortgagor such documents and take such other actions as Mortgagor shall reasonably request to evidence the termination of this Mortgage or the release of the Vessel, as the case may be.

      Section 5.2 Right of Peaceful Enjoyment. During the term of this Mortgage and so long as no Event of Default shall have occurred and be continuing, Mortgagor shall have full and peaceful enjoyment, use, right to possession and control of the Vessel subject to the terms of the Project Documents.

     Section 5.3 Cumulative Remedies; No Waiver. Each and every power and remedy herein given to Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein or in any other Project Document or now or hereafter existing at law, in equity, in admiralty, or by statute, and each and every power and remedy whether herein given or given in any other Project Document or otherwise existing may be exercised from time to time and as often and in such order, or in the alternative as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No course of dealing on the part of Mortgagee, its officers, employees, consultants or agents, nor any delay or omission by Mortgagee in the exercise of any right or power or in the pursuance of any remedy shall operate as a waiver of any such right, power or remedy.

      Section 5.4 Further Assurances. In the event that this Mortgage, or any provisions hereof, shall be deemed invalid in whole or in part by reason of any present or future law or any decision of any court having jurisdiction, or if the documents at any time held by Mortgagee shall be deemed by Mortgagee for any reason insufficient to carry out the rights and powers granted to Mortgagee herein, then, from time to time, Mortgagor will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such other and further assurances and documents (including favorable opinions of counsel, including Panamanian counsel) as in the opinion of Mortgagee may reasonably be required in order to more effectively  subject  the  Vessel to the Lien  of  this  Mortgage  or  more effectively subject the Vessel to the performance of the terms and provisions of this Mortgage, or to enable this Mortgage to continuously enjoy the status of a first naval mortgage. Without limiting the foregoing, Mortgagor specifically agrees to obtain the definitive registration of this Mortgage at the Office of the Public Registry of Panama, and to deliver the original evidence of such registration to Mortgagee, within six months of the date first written above.

     Section 5.5 Survival of Agreements. All representations, warranties, covenants and agreements herein contained or made in writing in connection with this Mortgage shall survive the execution of this Mortgage and shall continue in full force and effect until all sums secured hereby shall have been paid in full, and the same shall bind and inure to the benefit of the respective successors and assigns of Mortgagor and Mortgagee.

      Section 5.6 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or in the case of facsimile transmission, when received and telephonically confirmed, addressed as follows or to such other address as may be hereafter notified by the respective parties hereto or any assignee thereof or successor thereto:

     Mortgagor:     BTM Capital Corporation
                    125 Summer Street
                    Boston, MA 02110
                    Facsimile No. (617) 345-5687
                    Attention: Senior Vice President - Administration

     Mortgagee:     Chase Bank of Texas, National Association
                    1150 Chase Tower
                    600 Travis Street
                    Houston, TX 77002
                    Attention:  Mauri J. Cowen, V.P.

      Section 5.7 Counterparts. This instrument may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

      Section 5.8 Section Headings. The section headings used in this Mortgage are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Mortgage.

     Section 5.9 GOVERNING LAW. EXCEPT AS PROVIDED TO THE CONTRARY BELOW, THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND THE GENERAL MARITIME LAW OF THE UNITED STATES OF AMERICA; PROVIDED, HOWEVER, THAT WITH RESPECT TO THE CREATION AND PERFECTION OF LIENS ON THE VESSEL OR AS OTHERWISE REQUIRED BY THE LAWS OF THE REPUBLIC OF PANAMA, BEING THE PLACE WHERE THE VESSEL IS FLAGGED, THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE REPUBLIC OF PANAMA.

     Section 5.10   Jurisdiction.

      (a) Any legal action or proceeding with respect to this Mortgage may be brought in the courts of the United States for the Southern District of New York and the Mortgagor hereby accepts for itself and its property, generally and unconditionally, the non-exclusive jurisdiction of such court. The Mortgagor further irrevocably consents to the service of process out of such court in any such action or proceeding in the manner provided for in the Trust Indenture. Nothing herein shall affect the right of the Mortgagee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Mortgagor in any other jurisdiction.

      (b) Without prejudice to the generality of Clause 5.10(a), the Mortgagee shall have the right to arrest and take action against the Vessel at whatever place such Vessel shall be found lying and for the purpose of any action which the Mortgagee may bring before the courts of such jurisdiction or other judicial authority and for the purpose of any action which the Mortgagee may bring against such Vessel, any writ, notice, judgment or other legal process or documents may (without prejudice to any other method of service under applicable law) be served upon the master of such Vessel (or upon anyone acting as the master) and such service shall be deemed good service on the Mortgagor for all purposes.

      (c) Each of the parties hereto stipulates that, when the Vessel is located on the Outer Continental Shelf within the jurisdiction of the
United States Federal District Courts under 43 U.S.C. 1331(1) and 1349(b)(1), (i) that the United States Federal District Courts shall have "in rem" admiralty jurisdiction over the Vessel and (ii) that the Vessel is present within the territorial jurisdiction of said courts for all purposes, including the enforcement of any maritime liens or other remedies hereunder.

     Section 5.11 Amendments and Waivers. None of the terms or provisions of this Mortgage may be waived, amended, supplemented or otherwise modified except if made in compliance with the terms and provisions of the Trust Indenture.

      Section 5.12 Termination. The grant of the Liens hereunder and all of Mortgagee's rights, powers and remedies in connection therewith, shall unless otherwise provided in the Trust Indenture or this Mortgage, remain in full force and effect until final payment in full of (A) the Notes under the terms thereof or of the Trust Indenture, and (B) all other Obligations then due and owing under the Trust Indenture, the Notes and the other Project Documents. Upon the payment in full of (A) the Notes under the terms thereof or of the Trust Indenture, and (B) all Obligations then due and owing under the Trust Indenture, the Notes and the other Project Documents, Mortgagor shall be entitled to the return, upon its request and at its expense, of the Vessel free and clear of all liens created by this Mortgage.

      Section 5.13 Trust Indenture. This Mortgage is issued pursuant to the terms, conditions and provisions of the Trust Indenture.

      Section 5.14 Severability. In the event that any provision of this Mortgage or the Trust Indenture or the Notes shall be deemed invalid or unenforceable by reason of any present or future law or any decision of any authoritative court, the validity and enforceability of the other provisions hereof or thereof shall not be affected thereby.

      Section 5.15 No Waiver of Preferred Status. No provision of this Mortgage, the Trust Indenture or the Notes shall be deemed to constitute a waiver by the Mortgagee of the preferred status of this Mortgage given to foreign flag Vessel by 46 U.S.C. 31325 and 31326, of the United States of America or comparable legislation of any other jurisdiction where this Mortgage may be enforced, and any provision of or incorporated in this Mortgage which would otherwise constitute such a waiver shall to such extent be of no force or effect.

      Section  5.16    Acceptance of Terms and Conditions.   The  Mortgagee
hereby accepts all the terms and conditions set forth in this Mortgage.

      Section 5.17 Power to Record. The Mortgagee and the Mortgagor declare that they hereby confer a special Power of Attorney on Mssrs. Benedetti & Benedetti, lawyers of Panama, Republic of Panama, empowering each of them to take all necessary steps to file and register this Mortgage in the appropriate registries of the Republic of Panama.

      Section 5.18 Limitation on Liability. The liability of BTM Capital Corporation under the obligations and covenants expressed herein is limited as set forth in Article 6 of the Supplemental Indenture, the terms of which are set forth as Exhibit B and incorporated by reference herein.

      IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed as of the day and year first above written.

MORTGAGOR:                         BTM CAPITAL CORPORATION


                                   By:___________________________
                                       Name:
                                       Title:


MORTGAGEE:                         CHASE BANK OF TEXAS,
                                     NATIONAL ASSOCIATION


                                   By:__________________________
                                       Name:
                                       Title:

THE STATE OF TEXAS

COUNTY  OF  HARRIS

      THIS INSTRUMENT was acknowledged before me on February __, 2000, by _____________________________, ___________________________________ of BTM
Capital Corporation, a Delaware corporation on behalf of such corporation, and after having first been duly authorized by said corporation to do so.

      AND THE said ___________ did further produce to me sufficient proof that he is the duly elected ___________ of said corporation and that he was duly authorized by said corporation to execute the foregoing Mortgage, and I the notary hereby certify that the signature of the said ______________ on the foregoing Mortgage was placed thereon in my presence and is therefore authentic.
                                   Notary Public in and for
                                   the State of Texas

                                   Printed Name of Notary:
                                   ______________________________

                                   My Commission Expires:
                                   ______________________________

THE STATE OF TEXAS

COUNTY  OF  HARRIS

      THIS INSTRUMENT was acknowledged before me on February __, 2000, by _____________________________, ___________________________________ of Chase
Bank of Texas, National Association, on behalf of such association, and after having first been duly authorized by said corporation to do so.

      AND THE said ___________ did further produce to me sufficient proof that he is the duly elected ___________ of said corporation and that he was duly authorized by said corporation to execute the foregoing Mortgage, and I the notary hereby certify that the signature of the said ______________ on the foregoing Mortgage was placed thereon in my presence and is therefore authentic.
                                   Notary Public in and for
                                   the State of Texas

                                   Printed Name of Notary:
                                   ______________________________

                                   My Commission Expires:
                                   ______________________________